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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                             Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported): May 8, 2001

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                                 STEMCELLS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-19871                  94-3078125
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                                2155 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304
          (Address, of principal executive offices, including zip code)

                                 (650) 475-3100
               (Registrant's Telephone number including area code)


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Item 5.  OTHER EVENTS

       On April 30, 2001, StemCells, Inc. issued a press release announcing that it had sold all of its remaining founder's shares in Swiss Modex Therapeutics, Ltd. (SWX New Market: MDXN) in a private placement. StemCells, Inc. sold 103,577 shares at a net price of 87.30 CHF (Swiss francs) per share, or a total sum of approximately US $5,200,000. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.












                                      -2-

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STEMCELLS, INC.


                                        By /s/ George Koshy
                                           -------------------------------------
                                           George Koshy
                                           Controller and Acting Chief
                                           Financial Officer


Date: May 7, 2001


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                                  EXHIBIT INDEX

99.1     Press Release dated April 30, 2001